BANNER CORPORATION

Third Quarter 2021


Photo by Siti Alimah


Photo by Yvonne McDonald


Photo by Maria DeVecchio


Photo by Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 20, 2021 as well as the Form 10-K for the year ended December 31, 2020 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Third quarter 2021 highlights

- Loan growth of 0.9% (3.6% annualized), not including PPP
- Total loan originations (excluding HFS and PPP loans) were $1.1 billion
- Core deposits grew 4.3% (17.2% annualized), and represent 94% of total deposits
- Cash & cash equivalents increased $733 million or 50% from the prior quarter
- $8.6 million recapture of the provision for credit losses; Allowance for credit losses – loans was 1.52% of total loans, and 1.57% excluding PPP loans
- Non-performing assets decreased to 0.18% of total assets
- Consolidated 5 branches
- Paid dividend of $0.41 per share
- Repurchased 300,000 shares of common stock
- Tangible book value per share at $37.30 increased 5% year-over-year

Banner Forward:
Accelerating Banner Bank's strategic plan

Earlier this year we launched a **comprehensive review of strategy and performance** with the goal of identifying revenue growth and cost saving efficiencies across the bank, as we continue to accelerate our strategic plan

This fall we finished a **detailed planning process** to move "Banner Forward" encompassing work streams across the bank, with +50 initiatives, including newly-applied technology

Through this – we built an end-to-end detailed plan to **improve profitability in the near-term** and **set Banner on a glide path for revenue growth** in 2022 and beyond resulting in annual loan growth in the upper single digits and a 500 basis point reduction in the core efficiency ratio compared to recent consensus estimates

Across the bank, we've **started executing against our plans** to capture the value identified

Key objectives of Banner Forward	Initiatives
Accelerate growth in commercial banking	• Increase focus on larger "middle market" clients enabled through a re-segmented organizational structure • Increase hold limits to reflect our greater scale, in line with bank's moderate risk policy • Optimize client pricing and deepen client use of treasury management products • Introduce new P card product
Drive retail banking revenue growth	• Accelerate client acquisition through optimized digital marketing, and new tech-enabled digital account opening options • Deposit fee income lift from select activity driven services in line with market practice
Streamline credit approval process	• Leverage segmentation of credit channels to improve speed of underwriting, funding and drive team efficiencies • Implement new loan origination technology including Blend, Built and Covalent
Rationalize real estate and reduce 3rd party spend	• Reduce office & operations space across footprint • Consolidate ~15 banking centers • Minimize 3rd party spend across operations
Improve back room processes	• Implement Robotics Process Automation (RPA) to streamline back shop processes including JHASynapsys and OneStream
Product expansion	• Pursue additional product and revenue opportunities including small business banking, credit cards and specialty banking

Banner Forward: Financial benefits

(in $MM)



Q3 '21
Q4 '21
1st half 2022
FY 2022
FY 2023
$25
$15
Restructuring Costs
($8)
($2)
($4)
Cost savings relative to consensus

Estimated composition of cost savings



Other 20%
Occupancy 20%
Compensation 60%

Full earn back by end of 2022, not including the expected revenue benefits and gains on sale of branches

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation	
Assets	$16.6B
Deposits	$14.2B
Loans	$ 9.3B
Offices	150
Employees	2,000



CANADA
WA
Seattle
Spokane
Yakima
Walla Walla
Portland
MT
ID
OR
Eugene
Boise
Medford
NV
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Community, Diversity & Sustainability

Community

Banner Bank received an Outstanding Rating on its most recent Community Reinvestment Act Performance Evaluation by the FDIC in which the following were highlighted:

- A good distribution among retail customers of various sizes and income levels;
- A record of serving the credit needs within the most economically disadvantaged areas and low-income individuals;
- A leader in making community development loans;
- Utilizes innovative and/or flexible lending practices to serve clients;
- A leader in providing grants and investments in order to meet community development needs;
- A wide delivery system accessible to essentially all portions of the assessment areas, particularly in low to moderate income geographies

Diversity

Made a $1 million equity investment in Broadway Federal Bank (now City First Bank), the largest Black-led Minority Depository Institution in the U.S.

Created the Banner Small Business Opportunity Fund with initial $1.5 million investment in support of minority owned small businesses as well as business located in economically disadvantaged communities (selected three Community Development Financial Institutions to facilitate)

Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity

Sustainability

No credit exposure to oil & gas production

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.6	11%
Oregon	4.3	4.6	8%
Idaho	1.8	2.1	16%
California	39.6	40.7	3%
Region	53.4	55.9	5%
United States	*329.5*	*346.1*	*5%*

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
13th
4th
2nd
22nd
26th
0%
5%
10%
15%
20%
25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted (Jan 2021)



CANADA
WA
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
OR
Medford
Boise
ID
MT
WY
NV
UT
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
90
5
84
80
15
40
17
10
8

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley …

the world's 6th largest economy

Growing revenue

Our super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Outstanding CRA Rating
FDIC 2021, most recent 3 year examination cycle

Best Regional Bank in the Pacific Region of the U.S.
Money 2018 & 2019*

Residential Diversity and Inclusion Leadership Award
Mortgage Bankers Association 2020

2020 A+ Health Grade
DepositAccounts.com/LendingTree

Recognized by Forbes (5th consecutive year)
2017-2021 "America's 100 Best Banks" and 2020-2021 "World's Best Banks"

Consistent recipient of highest rating
BauerFinancial 5-Star Rating™

Top SBA lender
"Regional Lender of the Year" — Seattle/Spokane District 2013-2020
"Star Performer" — Portland District 2016-2020
"National Lender Recognition Award" — Sacramento District 2015-2019*

** Due to the pandemic, recognition suspended in 2020.*

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing Number	Interest Bearing Number
09/30/21	318,911	159,335
12/31/09	71,178	50,955

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~120% since 2009, about a 7¼% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased nearly 3 times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
Islanders Bank
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Growing revenue

Grow core revenue

Quarter Ending	Quarter Amount	LTM Amount
09/30/21	$ 154M	$ 588M
12/31/09	$ 45M	$ 177M

Grow noninterest income[1]

Quarter Ending	Quarter Amount	LTM Amount
09/30/21	$ 23.5M	$ 91.0M
12/31/09	$ 6.6M	$ 31.1M



Millions
Other Income
Net Interest Income
150
125
100
75
50
25
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
30
25
20
15
10
5
0
28%
24%
20%
16%
12%
8%
4%
0%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

BANNER CORPORATION

Low Cost Funding Mix

09/30/2021



Certificates of Deposit
6%
3%
FHLB, Sub Debt & Other
Non-Interest Bearing
44%
47%
Interest Bearing and Savings

$ Millions	Avg Bal	Cost (in bps)
Non-Interest	6,276	0
Interest Bearing	6,815	8
CDs	863	62
FHLB & Other	599	197
Total	14,554	16

Earning Asset Mix

9/30/2021



Interest-bearing Deposits
12%
Loans
60%
Securities
26%
2%
PPP Loans

$ Millions	Avg Bal	Yield (in bps)
Loans	9,016	450
PPP Loans	566	1080
Securities	4,065	194
Int-bearing Deposits	1,487	16
Total	15,134	362

Loan Repricing Structure

9/30/2021



Adjustable: 4.25% Yield
35%
38%
Fixed: 4.08% Yield
27%
Floating: 3.85% Yield

- 62% of the loan portfolio is floating/adjustable
- 60% of the floating/adjustable loans have floors
- 75% of the loans that have floors are at the floor

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	% of Total
09/30/21	$13,314M	94%
12/31/09	$ 1,924M	50%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
2
4
6
8
10
12
14
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
09/30/21	$ 2.7M	0.08%	$ 13.8M	0.10%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Protecting net interest margin



50%
40%
30%
20%
10%
0%
-10%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Deposits
Loans
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
Billions
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
09/30/21	$130 M	3.41%	$497 M	3.48%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

	Three Months Ended September 30, 2021		
	As Reported	Excluding PPP	Difference
Loan Yield	4.88%	4.50%	0.38%

Well positioned for rising rates and conservative investment portfolio

12 Month Net Interest Income Shock ($MM), % Change



600
500
400
300
200
100
0
20%
15%
10%
5%
0%
-5%
460
466
497
522
541
553
-1.3%
0.0%
6.6%
12.0%
16.1%
18.7%
-25 bps
Base
+100 bps
+200 bps
+300 bps
+400 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 9/30/21

Investment Portfolio Composition ($3.92 billion)



Agency, $181, 4.6%
Corp, $146, 3.7%
Comml Paper, $45, 1.1%
Other, $4, 0.1%
ABS, $207, 5.3%
MBS, $1,247, 31.8%
Municipal, $625, 15.9%
CMO, $650, 16.6%
CMBS, $816, 20.8%

77% of investments are Agency MBS/CMO or AAA rated

3% non-rated investments, principally CRA investments

Weighted average duration of 4.4 provides yield anchor in low rate environment, while maintaining overall asset-sensitivity

Quarterly New Purchases: Duration



6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.05
5.46
2.33
2.48
4.08
4.58
4.72
4.20
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Duration on New Purchases
Avg Effective Duration

Quarterly New Purchases: Yields



3.00%
2.00%
1.00%
0.00%
2.39%
2.16%
2.00%
1.97%
Q4 2020
Q1 2021
Q2 2021
Q3 2021
New Purchases Book Yield
New Purchases Tax Effective Yield
Avg Tax Effective Yield

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	LTM Amount
09/30/21	$ 94 M	$ 372 M
12/31/09	$ 31 M	$132 M



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs Amount	NPLs % of TA	REO Amount	REO % of TA
09/30/21	$ 29 M	0.18%	$ 1 M	-
12/31/09	$214 M	5.53%	$ 78 M	2.01%



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Other Real Estate Owned
Nonperforming Loans
ACLL
Millions
350
300
250
200
150
100
50
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Pandemic risk: PPP response

(Program through 9/30/21)

SBA Paycheck Protection Program

- Funded 13,293 applications for $1.61B in loans
- 90% existing Banner clients; 10% new clients
- Forgiveness processed for 10,548 loans for $1.23B in balances

PPP Loans by Industry



Other 10%
Trans & Ware 3%
Arts, Ent & Rec 3%
Admin Srv 4%
Other Svc 4%
Retail Trade 5%
Prof Svc 7%
Agriculture 7%
Health Care 8%
Mfg 10%
Const 18%
Accommand Food Svc 21%

PPP Loans by Geography



ID 4%
Other 1%
OR 18%
CA 22%
WA 55%

As of 9/30/21	# of Loans	Total $MM	Remaining Unamortized Fees $MM
Up to $50K	1,436	$25.1	$1.8
$50K to $350K	789	$115.6	$4.3
$350K to $2MM	199	$151.6	$3.7
Over $2MM	4	$17.9	$0.1
Total	**2,428**	**$310.2**	**$9.8**

Allowance for credit losses



Day 1 CECL adjustments
Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
% ACL-Loans excluding PPP
% ACL-Loans
1.16 %
1.90 %
1.69 %
1.81 %
1.57 %
1.68 %
1.53 %
1.57 %
1.52 %
$103
$181
$168
$158
$150
2019-Q4
Day 1
Portfolio
Economy
Net C/O
Provision
2020-Q4
Portfolio
Economy
Net C/O
Provision
2021-Q1
Portfolio
Economy
Net C/O
Provision
2021-Q2
Portfolio
Economy
Net C/O
Provision
2021-Q3

$Millions	2019-Q4	Day 1	Portfolio	Economy	Net C/O	Provision	2020-Q4	Portfolio	Economy	Net C/O	Provision	2021-Q1	Portfolio	Economy	Net C/O	Provision	2021-Q2	Portfolio	Economy	Net C/O	Provision	2021-Q3
ACL - Loans	100.6	7.8	(8.0)	66.9	(5.4)	64.3	167.3	(3.7)	(7.5)	(3.2)	(8.0)	156.1	3.6	(11.6)	0.1	(8.1)	148.0	1.3	(9.4)	0.8	(8.9)	139.9
ACL - Unf. Commitments	2.7	7.0	0.2	3.3	0.0	3.6	13.3	1.2	(2.4)	0.0	(1.2)	12.1	(0.1)	(2.1)	0.0	(2.2)	9.9	0.2	0.0	0.0	0.2	10.1
ACL - HTM Securities	0.0	0.1	0.1	(0.0)	0.0	0.0	0.1	0.0	(0.0)	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.1	(0.0)	(0.0)	0.0	(0.0)	0.1
Total ACL	103.3	14.9	(7.7)	70.2	(5.4)	67.9	180.7	(2.5)	(9.9)	(3.2)	(9.3)	168.2	3.5	(13.7)	0.1	(10.3)	158.0	1.5	(9.4)	0.8	(8.6)	150.1

-----2020----- ---Q1 2021--- ---Q2 2021--- ---Q3 2021---

Maintaining a moderate risk profile

BANNER CORPORATION

Maintain appropriate risk capital

Quarter Ending	Total Capital Ratio	TCE / TA
09/30/21	14.57%	7.86%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Total Capital
Total Capital Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended		
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020
Income before provision for income taxes (GAAP)	$ 61,973	$ 67,522	$ 44,040
(Recapture)/Provision for credit losses	(8,638)	(10,256)	15,180
Pretax pre provision earnings (non-GAAP)	53,335	57,266	59,220
Exclude net gain on sale of securities	(56)	(77)	(644)
Exclude net change in valuation for financial instruments carried at fair value	(1,778)	(58)	(37)
Exclude acquisition-related expenses	10	79	5
Exclude COVID-19 expenses	44	117	778
Exclude Banner Forward expenses	7,592	1,905	-
Adjusted pretax pre provision earnings (non-GAAP)	$ 59,147	$ 59,232	$ 59,322

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved